Future Equity Obligations	12 Months Ended
Dec. 31, 2023
Future Equity Obligations [Abstract]
FUTURE EQUITY OBLIGATIONS
8.	FUTURE EQUITY OBLIGATIONS

During 2022, the Company issued SAFEs for an aggregate purchase amount of $12,885,001 to investors of Serve (the “2022 SAFEs”). The 2022 agreements, which provide the right of the investors to future equity in the Company, were subject to a valuation cap of $65.0 million with an 80% discount rate for $2,300,000 of the purchase amount with the remaining agreements being uncapped with a 90% discount rate. The agreements had a discount rate of 80%.

In 2023, the Company entered into SAFEs for aggregate purchase amounts of $2,666,953. The 2023 agreements, which provide the right of the investors to future equity in the Company, were subject to a valuation cap of $65 million. The agreements had a discount rate of 80%.

In 2023, the terms of certain 2022 SAFE agreements were modified where previously uncapped agreements were amended to a valuation cap of $80 million. Furthermore, the discount rates were amended from 90% to 80%. The amendments were accounted for as a modification. The SAFEs were marked-to-market, and the effects of modification was included in the change in fair value of SAFEs for the year ended December 31, 2023.

Upon the Merger in July 2023, all remaining outstanding SAFEs were converted into 4,372,601 shares of common stock.

As of December 31, 2023 and 2022, the fair value of SAFEs was $0 and $13,150,745, respectively. See Note 6 for fair value disclosures.